April 6, 2022

ULTIMUS MANAGERS TRUST

US Value ETF

Supplement to the Prospectus and Statement of Additional Information

each dated March 30, 2022

This supplement updates certain information contained in the Prospectus and statement of additional information (“SAI”) of the US Value ETF (the “Fund”), a series of Ultimus Managers Trust (the “Trust”). For more information or to obtain a copy of the Fund’s Prospectus or SAI, free of charge, please contact the Fund at 1-833-Valu-ETF (1-833-825-8383) or by visiting the Fund’s website www.usvalueetf.com.

The following changes are made to the Prospectus in the section entitled “Financial highlights”.

The following replaces, in its entirety, the table entitled “Financial Highlights” starting on page 18 of the Prospectus:

U.S. VALUE ETF
FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout the Period:

	Period Ended Nov. 30, 2021(a)
Net asset value at beginning of period	$ 25.00
Income from investment operations:
Net investment income(b)	0.13
Net realized and unrealized gains on investments	0.06	(c)
Total from investment operations	0.19
Net asset value at end of period	$ 25.19
Market price at end of period	$ 25.21
Total return(d)	0.76%	(e)
Total return at market(f)	0.84%	(e)
Ratios/supplementary data:	$ 3,148
Ratio of total expenses to average net assets		(g)
Ratio of net expenses to average net assets(h)	10.04%	(g)
Ratio of net investment income to average net assets(h)	0.49%	(g)
Portfolio turnover rate(i)	2.31%	(e)
(a)	Represents the period from the commencement of operations (September 14, 2021) through November 30, 2021.
(b)	Per share net investment income has been determined on the basis of average number of shares outstanding during the period.
(c)	Represents a balancing figure derived from other amounts in the financial highlights table that captures all other changes affecting net asset value per share. This per share amount does not correlate to the aggregate of the net realized and unrealized losses on the Statement of Operations for the same period.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(e)	Not annualized.
(f)	Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE Arca) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.
(g)	Annualized.
(h)	Ratio was determined after fee reductions and expense reimbursements.
(i)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

The following changes are made to the SAI in the section entitled “MANAGEMENT OF THE TRUST”.

The following replaces, in its entirety, the subsection entitled “Principal Holders of Voting Securities” starting on page 33 of the SAI:

Principal Holders of Voting Securities. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares and is recognized as the owner of all shares for all purposes. Investors owning shares are beneficial owners as shown on the records of DTC or its participants. Although the Trust does not have information regarding the beneficial ownership of shares held in the names of DTC participants, as of March 11, 2021, the name, address and percentage ownership of each DTC participant that owned of record 5% or more of the outstanding shares of the Fund is set forth in the table below:

Name and Address of Record Owner Percentage Ownership

JP Morgan Securities, LLC 383 Madison Avenue New York, NY 10179	77.68%
Goldman Sachs & Co LLC 200 West Street New York, NY 10282	8.38%
Charles Schwab & Co, Inc. 211 Main Street San Francisco, CA 94105	7.99%

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a fund. A person who beneficially owns, either directly or indirectly, more than 25% of the voting securities of a fund is presumed to be a control person of the fund. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the management agreement with the Adviser. As of March 11, 2022, J.P. Morgan Securities, LLC may be deemed to control the Fund.

As of March 11, 2022, the Trustees and officers of the Trust as a group owned beneficially (i.e., had direct or indirect voting or investment power) less than 1% of the then outstanding shares of the Fund.

If you have any questions regarding the Funds, please call 1-833-Valu-ETF (1-833-825-8383).